Exhibit 10.1.5
EXECUTION COPY
RELEASE AGREEMENT
          THIS RELEASE AGREEMENT (this “Agreement”) is made as of this 4th day of February, 2011, by GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GECC” and in its capacity as agent for the Lenders, together with its successors, “Administrative Agent”), in favor of AVIV FINANCING I, L.L.C., a Delaware limited liability company (together with its successors, the “Parent Borrower”).
RECITALS
     A. Pursuant to that certain Credit Agreement dated as of September 17, 2010, by and among the Borrowers, the Administrative Agent and the Lenders, as amended by Amendment No. 1 thereto dated as of February 4, 2011 (as amended, modified and restated from time to time, the “Credit Agreement”), Lenders agreed to make available to Borrowers certain credit facilities more fully described therein. Capitalized terms used but not defined in this Agreement shall have the meanings that are set forth in the Credit Agreement.
     B. The Parent Borrower has informed the Administrative Agent and the Lenders that Aviv Healthcare Properties Limited Partnership intends to complete the Bond Financing (as defined in the Credit Agreement) and that in connection with the Bond Financing, the Borrowers intend to prepay the Loans in the amount of $194,500,000 (the “Prepayment Amount”) pursuant to Section 2.04(d) of the Credit Agreement and the Amended and Restated Prepayment and Release Notice attached hereto as Exhibit A (the “Prepayment Notice”) and obtain a release of certain Borrowers listed on Exhibit B attached hereto (collectively, the “Released Borrowers”) and certain Real Property Assets listed on Exhibit B attached hereto pursuant to Section 9.13 of the Credit Agreement (collectively, the “Released Assets”).
     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent on behalf of the Lenders and the Borrowers hereby agree as follows:
     1. Recitals The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.
     2. Release of Released Borrowers. Upon receipt of the Prepayment Amount, the Administrative Agent hereby releases, on behalf of itself and the Lenders, the Released Borrowers from all Obligations under the Credit Agreement, the Notes and any other Loan Documents, such release including, without limitation, any pledge of the Equity Interests of the Released Borrowers pursuant to the Security Agreement; provided that such release shall be without any recourse, representation, or warranty whatsoever.
     3. Release of Released Assets. Upon receipt of the Prepayment Amount, the Administrative Agent hereby releases any and all liens, encumbrances, security interests,

pledges, mortgage, deeds of trust, or charges that it has or may have in or on the Released Assets pursuant to the Credit Agreement or other Loan Documents on behalf of itself and the Lenders; provided that such release shall be without any recourse, representation, or warranty whatsoever.
     4. UCC Terminations; Mortgage Releases. The Administrative Agent will prepare and file the Uniform Commercial Code (“UCC”) notices of termination and such other release documents as shall give effect to the release of the Released Borrowers and Released Assets as contemplated by paragraphs 2 and 3 hereof and the terms of the Credit Agreement and execute, record and/or file (at Parent Borrower’s expense) such other release documentation as may be reasonably requested by the Parent Borrower so long as such documents are in form and substance satisfactory to the Administrative Agent.
     5. Counsel Fees. The Borrowers shall pay to Administrative Agent’s counsel all reasonable fees of such counsel incurred in connection with the preparation and filing of all such release documentation, of this Agreement and any related documents.
     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.
     7. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     8. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or e-mail image shall be effective as delivery of a manually executed counterpart of this Amendment.
     9. Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(SIGNATURES APPEAR ON FOLLOWING PAGES)

     IN WITNESS WHEREOF, the Administrative Agent, for the benefit of the Lenders has caused this Release Agreement to be duly executed by its authorized officer, and, Parent Borrower has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ADMINISTRATIVE AGENT:	GENERAL ELECTRIC CAPITAL
CORPORATION, as Administrative Agent

	By:	/s/ David Harper

Name: David Harper
Title: Its Duly Authorized Representative
Acknowledged and accepted:
AVIV FINANCING I, L.L.C.,
a Delaware limited liability company

By:	/s/ Craig M. Bernfield

Name: Craig M. Bernfield
Title: Its Authorized Representative

EXHIBIT A
Amended and Restated Prepayment and Release Notice
(see attached)

EXHIBIT B
Released Borrowers
1. Arkansas Aviv, L.L.C., a Delaware limited liability company
2. Aviv Foothills, L.L.C., a Delaware limited liability company
3. Belleville Illinois, L.L.C., a Delaware limited liability company
4. Bellingham II Associates, L.L.C., a Delaware limited liability company
5. Burton NH Property, L.L.C., a Delaware limited liability company
6. Camas Associates, L.L.C., a Delaware limited liability company
7. Casa/Sierra California Associates, L.L.C., a Delaware limited liability company
8. Clarkston Care, L.L.C., a Delaware limited liability company
9. Colonial Madison Associates, L.L.C., a Delaware limited liability company
10. CR Aviv, L.L.C., a Delaware limited liability company
11. Effingham Associates, L.L.C., an Illinois limited liability company
12. Elite Mattoon, L.L.C., a Delaware limited liability company
13. Elite Yorkville, L.L.C., a Delaware limited liability company
14. Fountain Associates, L.L.C., a Delaware limited liability company
15. Four Fountains Aviv, L.L.C., a Delaware limited liability company
16. Giltex Care, L.L.C., a Delaware limited liability company
17. HHM Aviv, L.L.C., a Delaware limited liability company
18. Idaho Associates, L.L.C., an Illinois limited liability company
19. Karan Associates Two, L.L.C., a Delaware limited liability company
20. KB Northwest Associates, L.L.C., a Delaware limited liability company
21. Kingsville Texas, L.L.C., a Delaware limited liability company
22. Mansfield Aviv, L.L.C., a Delaware limited liability company
23. Minnesota Associates, L.L.C., a Delaware limited liability company
24. Missouri Associates, L.L.C., a Delaware limited liability company
25. Montana Associates, L.L.C., an Illinois limited liability company
26. Northridge Arkansas, L.L.C., a Delaware limited liability company
27. Oakland Nursing Homes, L.L.C., a Delaware limited liability company
28. October Associates, L.L.C., a Delaware limited liability company
29. Ogden Associates, L.L.C., a Delaware limited liability company
30. Ohio Aviv, L.L.C., a Delaware limited liability company
31. Orange, L.L.C., an Illinois limited liability company
32. Oregon Associates, L.L.C., a Delaware limited liability company
33. Pomona Vista L.L.C., an Illinois limited liability company
34. Prescott Arkansas, L.L.C., a Delaware limited liability company
35. Richland Washington, L.L.C., a Delaware limited liability company
36. Rose Baldwin Park Property L.L.C., an Illinois limited liability company
37. Salem Associates, L.L.C., a Delaware limited liability company
38. San Juan NH Property, L.L.C., a Delaware limited liability company
39. Santa Fe Missouri Associates, L.L.C., an Illinois limited liability company
40. Searcy Aviv, L.L.C., a Delaware limited liability company
41. Southeast Missouri Properties, L.L.C., a Delaware limited liability company
42. Star City Arkansas, L.L.C., a Delaware limited liability company
43. Sun-Mesa Properties, L.L.C., an Illinois limited liability company
44. Watauga Associates, L.L.C., an Illinois limited liability company
45. West Pearl Street, L.L.C., a Delaware limited liability company
46. Woodland Arkansas, L.L.C., a Delaware limited liability company
47. Xion, L.L.C., an Illinois limited liability company

EXHIBIT C
Released Assets

Site No.	Released Borrower	Released Asset Address	County	State
1	Arkansas Aviv, L.L.C., a Delaware limited liability company	2911 Browns Lane, Jonesboro	Craighead	AR
3	Star City Arkansas, L.L.C., a Delaware limited liability company	505 East Victory, Star City	Lincoln	AR
4	Prescott Arkansas, L.L.C., a Delaware limited liability company	700 Manor Dr, Prescott	Nevada	AR
5	Arkansas Aviv, L.L.C., a Delaware limited liability company	333 Melody Drive, Trumann	Poinsett	AR
6	Arkansas Aviv, L.L.C., a Delaware limited liability company	800 Brookside Drive, Little Rock	Pulaski	AR
7	Woodland Arkansas, L.L.C., a Delaware limited liability company	8701 Riley Dr, Little Rock	Pulaski	AR
9	Northridge Arkansas, L.L.C., a Delaware limited liability company	2501 John Ashley Dr, North Little Rock	Pulaski	AR
10	Arkansas Aviv, L.L.C., a Delaware limited liability company	3300 Military Road, Benton	Saline	AR
11	Searcy Aviv, L.L.C., a Delaware limited liability company	2500 East Moore, Searcy	White	AR
12	Searcy Aviv, L.L.C., a Delaware limited liability company	105 South College, Searcy	White	AR
13	Sun-Mesa Properties, L.L.C., an Illinois limited liability company	215 W Brown Dr, Mesa	Maricopa	AZ
14	Fountain Associates, L.L.C., a Delaware limited liability company	12030 113th St, Youngtown	Maricopa	AZ
15	Sun-Mesa Properties, L.L.C., an Illinois limited liability company	255 W Brown Dr, Mesa	Maricopa	AZ
16	Aviv Foothills, L.L.C., a Delaware limited liability company	15810 S. 42nd St., , Phoenix	Maricopa	AZ
17	Sun-Mesa Properties, L.L.C., an Illinois limited liability company	9940 W Union Hills Dr, Sun City	Maricopa	AZ
18	Oakland Nursing Homes, L.L.C., a Delaware limited liability company	309 MacArthur Blvd, , Oakland	Alameda	CA
19	Oakland Nursing Homes, L.L.C., a Delaware limited liability company	3145 High Street, Oakland	Alameda	CA
26	Casa/Sierra California Associates, L.L.C., a Delaware limited liability company	14318 Ohio St, Baldwin Park	Los Angeles	CA
27	Pomona Vista L.L.C., an Illinois limited liability company	651 N Main St, Pomona	Los Angeles	CA
28	Rose Baldwin Park Property L.L.C., an Illinois limited liability company	3541 Puente Ave, Baldwin Park	Los Angeles	CA
29	West Pearl Street, L.L.C., a Delaware limited liability company	215 W Pearl St, Pomona, Pomona	Los Angeles	CA
34	Casa/Sierra California Associates, L.L.C., a Delaware limited liability company	8487 Magnolia Ave, Riverside	Riverside	CA
40	Idaho Associates, L.L.C., an Illinois limited liability company	210 North Idaho St, Wednell	Gooding	ID
41	Idaho Associates, L.L.C., an Illinois limited liability company	1014 Burrell Ave, Lewiston	Nez Perce	ID
42	Idaho Associates, L.L.C., an Illinois limited liability company	1019 Third Ave S, Payette	Payette	ID
44	Idaho Associates, L.L.C., an Illinois limited liability company	418 Floyd St, McCall	Valley	ID
45	Elite Mattoon, L.L.C., a Delaware limited liability company	3516 Powell Ln, Mattoon	Coles	IL
46	Effingham Associates, L.L.C., an Illinois limited liability company	1115 N Wenthe Ave, Effingham	Effingham	IL

Site No.	Released Borrower	Released Asset Address	County	State
47	Elite Yorkville, L.L.C., a Delaware limited liability company	1308 Game Farm Rd, Yorkville	Kendall	IL
49	Salem Associates, L.L.C., a Delaware limited liability company	1201 Hawthorne Rd, Salem	Marion	IL
50	CR Aviv, L.L.C., a Delaware limited liability company	410 East Mack, Olney	Richland	IL
51	Belleville Illinois, L.L.C., a Delaware limited liability company	40 North 64th Street, Belleville	St. Clair	IL
52	Four Fountains Aviv, L.L.C., a Delaware limited liability company	101 South Belt West, Belleville	St. Clair	IL
68	Minnesota Associates, L.L.C., a Delaware limited liability company	500 Russell St, Willmar	Kandiyohi	MN
69	Minnesota Associates, L.L.C., a Delaware limited liability company	1738 Hulet Ave, Faribault	Rice	MN
70	Minnesota Associates, L.L.C., a Delaware limited liability company	201 Southwest 18th St, Owatonna	Steele	MN
76	Santa Fe Missouri Associates, L.L.C., an Illinois limited liability company	1221 S Highway 16, Lexington	Lafayette	MO
77	CR Aviv, L.L.C., a Delaware limited liability company	1200 McCutchen Dr, Rolla	Phelps	MO
78	CR Aviv, L.L.C., a Delaware limited liability company	2840 West Clay, St Charlies	St. Charles	MO
79	CR Aviv, L.L.C., a Delaware limited liability company	2600 Redman Rd, St Louis	St. Louis	MO
80	CR Aviv, L.L.C., a Delaware limited liability company	1441 Charic Dr, Ballwin	St. Louis	MO
81	Montana Associates, L.L.C., an Illinois limited liability company	9 14th Ave, Polson	Lake	MT
82	Montana Associates, L.L.C., an Illinois limited liability company	600 First Ave N, Hot Springs	Sanders	MT
95	Ohio Aviv, L.L.C., a Delaware limited liability company	9117 Cincinnati- Columbus Rd, Westchester	Butler	OH
96	Ohio Aviv, L.L.C., a Delaware limited liability company	75 Hale St, Wilmington	Clinton	OH
97	Ohio Aviv, L.L.C., a Delaware limited liability company	4900 Cooper Rd, Cincinnati	Hamilton	OH
99	Mansfield Aviv, L.L.C., a Delaware limited liability company	2124 Park Avenue West, Mansfield	Richland	OH
100	Oregon Associates, L.L.C., a Delaware limited liability company	745 NE 122nd Ave, Portland	Multnomah	OR
111	Missouri Associates, L.L.C., a Delaware limited liability company	1000 FM 3220, Clifton	Bosque	TX
112	October Associates, L.L.C., a Delaware limited liability company	101 West Avenue E, Valley Mills, TX 76689	Bosque	TX
115	HHM Aviv, L.L.C., a Delaware limited liability company	224 East Sixth Street, Baird	Callahan	TX
118	Karan Associates Two, L.L.C., a Delaware limited liability company	2021 Shoaf Dr , Irving	Dallas	TX
123	HHM Aviv, L.L.C., a Delaware limited liability company	1404 Front Street, Cisco	Eastland	TX
124	HHM Aviv, L.L.C., a Delaware limited liability company	600 West Roosevelt, Gorman	Eastland	TX
128	HHM Aviv, L.L.C., a Delaware limited liability company	501 North Main Street, Collinsville	Grayson	TX
132	HHM Aviv, L.L.C., a Delaware limited liability company	1725 Old Brandon Road, Hillsboro	Hill	TX
133	HHM Aviv, L.L.C., a Delaware limited liability company	409 Files Street, Itasca	Hill	TX
135	Kingsville Texas, L.L.C., a Delaware limited liability company	316 General Cavazos Boulevard, Kingsville	Kleberg	TX
137	October Associates, L.L.C., a Delaware limited liability company	1100 W. Broadway, Stanton	Martin	TX
139	Orange, L.L.C., an Illinois limited liability company	510 N. 3rd St, Orange	Orange	TX
140	Orange, L.L.C., an Illinois limited liability company	3000 Cardinal Drive, Orange	Orange	TX

Site No.	Released Borrower	Released Asset Address	County	State
142	Watauga Associates, L.L.C., an Illinois limited liability company	7804 Virgil R Anthony Blvd, Watauga	Tarrant	TX
145	Giltex Care, L.L.C., a Delaware limited liability company	703 N Titus, Gilmer	Upshur	TX
147	Ogden Associates, L.L.C., a Delaware limited liability company	524 East 800 North, Ogden	Weber	UT
148	Clarkston Care, L.L.C., a Delaware limited liability company	1242 11th St, Clarkston	Asotin	WA
149	Richland Washington, L.L.C., a Delaware limited liability company	1745 Pike Ave, Richland	Benton	WA
150	Richland Washington, L.L.C., a Delaware limited liability company	1745 Pike Ave , Richland	Benton	WA
151	Camas Associates, L.L.C., a Delaware limited liability company	640 NE Everett St, Camas	Clark	WA
153	Burton NH Property, L.L.C., a Delaware limited liability company	1036 E Victoria Ave, Burlington	Skagit	WA
154	San Juan NH Property, L.L.C., a Delaware limited liability company	911 — 21st St, Anacortes	Skagit	WA
156	Bellingham II Associates, L.L.C., a Delaware limited liability company	1530 James St, Bellingham	Whatcom	WA
158	KB Northwest Associates, L.L.C., a Delaware limited liability company	912 Hillcrest Ave, Grandview	Yakima	WA
159	KB Northwest Associates, L.L.C., a Delaware limited liability company	721 Otis Ave, Sunnyside	Yakima	WA
161	Colonial Madison Associates, L.L.C., a Delaware limited liability company	110 Belmont Rd, Madison	Dane	WI
163	Xion, L.L.C., an Illinois limited liability company	1805 27th Street, Zion, IL	Lake	IL
171	Southeast Missouri Properties, L.L.C., a Delaware limited liability company	PO Box 108, Sycamore Street, Greenville, MO 63944		MO
172	Southeast Missouri Properties, L.L.C., a Delaware limited liability company	290 West State Highway 162, Portageville, MO 63873		MO
173	Southeast Missouri Properties, L.L.C., a Delaware limited liability company	300 East Hornbeck, Senath, MO 63876		MO
174	Southeast Missouri Properties, L.L.C., a Delaware limited liability company	300 East Hornbeck, Senath, MO 63876		MO
176	October Associates, L.L.C.	506 South 7th Street, Carrizo Springs, TX 78834		TX